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UNITED STATES
SECURITIES AND EXCHANGECOMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 9, 2006

BIG SKY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-28345	72-1381282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750, 440 - 2 Avenue S.W., Calgary, Alberta, Canada T2P 5E9
(Address of principal executive offices)	(Zip Code)

403.234.8885
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 - Changes in Registrants' Certifying Accountant

Change in Certifying Accountant

On May 9, 2006, Big Sky Energy Corporation (the “Corporation”) dismissed BDO Kazakhstanaudit LLP as its independent registered accounting firm engaged to audit the financial statements of the Corporation.

BDO Kazakhstanaudit LLP was engaged to audit the Corporation's consolidated financial statements for the fiscal year ended December 31, 2005.  On April 17, 2006, BDO Kazakhstanaudit LLP prepared and delivered to the Corporation a draft of its audit report, which included a going concern statement.  On April 21, 2006, a comment was received by the Corporation through BDO Seidman LLP (acting as US “gatekeeper” to BDO Kazakhstanaudit LLP) wherein a request was made to expand the going concern statement and raised a concern regarding the Corporation’s “legitimate claims” to two of its exploration blocks.   The Corporation’s local Kazakhstan legal counsel responded to BDO Seidman and BDO Kazakhstanaudit LLP regarding the status of the various licenses and exploration blocks and the basis for the Corporation’s rights to the licenses and further referred them to the legal opinion documentation previously provided to them prior to April 17th.  BDO Kazakstanaudit LLP then provided the Corporation with a revised draft unqualified audit report on April 24, 2006, that expanded on the going concern statement with no mention being made anywhere regarding the licenses, exploration blocks or the ongoing litigation (attached hereto as Exhibit 99.3).

On April 25, 2005, BDO Kazakstanaudit LLP advised the Corporation that based on direction from BDO Seidman it was no longer comfortable issuing any report or opinion (qualified or unqualified) concerning the December 31, 2005 audit. On April 26th, BDO Kazakhstanaudit LLP indicated in discussions with the Corporation’s Chief Financial Officer and Chairman of the Corporation’s  Audit Committee and in separate discussions with the Corporation’s Corporate Secretary that it too was now concerned with the status of the Corporation’s right and title to its exploration blocks.  BDO Kazakstanaudit LLP was unable to provide the Corporation with any factual or regulatory basis for this assumption nor were they able to produce any new material evidence or documentation that changed or impacted the status of these exploration blocks subsequent to their delivering their draft unqualified audit report on April 24, 2006.

On April 27, 2006, the Chair of the Audit Committee held a telephonic discussion with Mr Dmitri Larionov, a partner of BDO Kazakhstanaudit LLP, in which it was agreed to take a few days to review the situation and continue discussions with BDO Seidman (the US gatekeeper).  Within hours of this discussion, BDO Kazakhstanaudit LLP provided the Corporation with a draft Disclaimer in relation to its audit of the December 31, 2005 financial statements, with the executed version being delivered on May 2, 2006 (attached hereto as Exhibit 99.2).

The Corporation does not dispute that its currently engaged in litigation and other activities to resolve the continued uncertainty surrounding two of its exploration blocks, known as the Atyrau and Liman-2 blocks – these matters have been publicly disclosed and reported continuously since first arising in September 2005 including disclosure in the Corporation’s Forms 8-K filed on September 9, 2006 and November 22, 2005 and Form 10-QSB for the period ending September 30, 2005 and Form SB-2/A and Form SB-2 both filed with the US Securities and Exchange Commission on April 3, 2006.

During preparation of the consolidated financial statements for December 31, 2005, on or about February 27 to March 13, 2006, the Corporation had included a reserve amount relative to these blocks.  Subsequent to a meeting between BDO Kazakhstanaudit LLP, the Corporation and the Corporation’s legal advisor in Kazakhstan, the consolidated financial statements were re-created to remove this reserve amount as all parties had agreed that it was inappropriate.   From March 14, 2006 until April 24, 2006, no indication had been received from BDO Kazakhstanaudit LLP that this position had changed.  The letters of April 11, 2006 referred to in such Disclaimer were made available to BDO Kazakhstanaudit LLP immediately and yet, still, nothing was forthcoming from BDO Kazakhstanaudit LLP indicating their concerns.

The Corporation does not concur with the statement contained in BDO Kazakhstanaudit LLP’s Disclaimer that  “we were unable to obtain legal opinions concluding that the matters would be resolved in the Corporation’s favor”.   As noted above, BDO Kazakhstanaudit LLP met with the Corporation’s legal counsel engaged to pursue this litigation and on April 14, 2006, received an updated legal opinion incorporating all activities to date.  This legal opinion has been extracted into the Corporation’s Form 10-KSB for the year ended December 31, 2005 in the interests of full disclosure.  Subsequent to receiving the Disclaimer, the Corporation engaged with an international law firm to review these matters and obtained a second legal opinion in respect of these blocks, which opinion has been discounted and disregarded by BDO Kazakhstanaudit LLP without explanation.

Despite the best efforts of the Corporation’s senior management, including being prepared to reinstate the reserve in respect of these blocks, no solution has been acceptable to BDO Kazakhstanaudit LLP.  Despite continuous and repeated attempts by various officers, directors and counsel of the Corporation to make contact both with BDO Kazakhstanaudit LLP and BDO Seidman LLP over the past week, no response has been received and thus the Corporation has lost confidence in BDO Kazakhstanaudit LLP as the Corporation’s independent registered accounting firm and terminated the relationship.

The consolidated financial statements for the fiscal year ended December 31, 2004, were completed by our previous independent registered accounting firm, Deloitte & Touche LLP, and the report accompanying the audit for our fiscal year ended December 31, 2004 was not qualified or qualified as to audit scope or accounting principles. However, such report did contain a modification with regards to the Corporation’s ability to continue as a going concern.

During the fiscal year ended December 31, 2004, and during the subsequent interim periods preceding the date of dismissal of BDO Kazakhstanaudit LLP there were no disagreements between the Corporation and Deloitte & Touche LLP and/or BDO Kazakhstanaudit LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

During the fiscal year ended December 31, 2004, and during the subsequent interim periods preceding the date of dismissal of BDO Kazakhstanaudit LLP there were no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B promulgated by the Securities and Exchange Commission ("Regulation S-B") that have not been reported as required under the applicable regulations.

The Corporation provided BDO Kazakhstanaudit LLP with a copy of the above disclosures on May 9, 2006, both by personal delivery and facsimile, and requested that BDO Kazakhstanaudit LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Corporation and, if not, stating the respects in which it does not agree.  As of the time of filing this Form 8-K, the Corporation had not received a copy of BDO Kazakhstanaudit’s letter to the SEC.  Upon receipt of such letter, the Corporation shall file it as an Exhibit to an Amendment to this Form 8-K.

The Corporation is actively engaged in progressing the appointment of a new independent registered accounting firm.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Note:  The information in this report (including the exhibits) are furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of the section.  This information will not be deemed an admission of the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

Exhibit No.

Description

99.1

Form 10-KSB incorporating unaudited 2005 Consolidated Financial Statements and Disclaimer

99.2

Draft Audit Report received April 17, 2006 from BDO Kazakhstanaudit LLP.

99.3

Draft Audit Report received April 24, 2006 from BDO Kazakhstanaudit LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:       May 11, 2006

BIG SKY ENERGY CORPORATION

By:  /s/ S.A. Sehsuvaroglu

Name:  S.A. Sehsuvaroglu

Title:    Chief Executive Officer and Director